UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011 (April 26, 2011)

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
(Exact name of Registrant as specified in its charter)

California	000-254888	33-0230641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2377 W. Foothill Blvd.
Suite #18
Upland, CA 91786
(Address of principal executive offices, including zip code)

(801) 810-9888
(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On April 26, 2011, Management of Sustainable Environmental Technologies Corporation, a Nevada corporation (“Company”), in consultation with the Board of Directors of the Company, concluded that the Company’s consolidated financial statements included in the Company’s quarterly reports on Form 10-Q for the quarters ended September 30, 2010 should not be relied upon and therefore must be restated.

The restatement of such financial statements are  to account for a beneficial conversion feature on the $2.0 Million Convertible Note Payable issued to Metropolitan Real Estate, LLC and related amortization of the debt discount recorded in connection with the value of the conversion feature as of September 30, 2010 and for the three and six month periods then ended. There was no impact on the loss per share for both periods presented. Management had identified the error while preparing the financial statements during the quarter ended December 31, 2010 and had initially determined that the error was immaterial. As such, the effects of the error had previously been disclosed within the Company’s quarter report on Form 10-Q for the period ended December 31, 2010. After further consideration, Management determined that the error was material enough, in excess of 20% of the net loss, and that a restatement of the September 30, 2010 consolidated financial statements was necessary. The Company has determined that it will amend and restate its previously filed unaudited consolidated financial statements for the quarterly periods ended September 30, 2010 on Form 10-Q/A Amendment No. 1.

Management has discussed the matters disclosed in this Form 8-K with dbbmckennon, its independent registered public accounting firm.

In light of this, the Company's previously filed financial statements and other financial information for the quarters ended September 30, 2010 should no longer be relied upon. The effects of the Company’s restatement, including the tax impact, on previously reported unaudited consolidated financial statements are summarized as follows:

	As of	As of
	September 30,	September 30,
Unaudited Consolidated Balance Sheet	2010	2010
	(As Reported)	(As Restated)
Total current assets	$562,745	$562,745
Total assets	$3,094,585	3,094,585
Total current liabilities	4,832,541	4,532,541
Total liabilities	5,151,033	4,851,033
Total stockholders' deficit	(2,056,448)	(1,756,448)
Total liabilities and stockholders' deficit	$3,094,585	$3,094,585

	Three Months Ended September 30,	Three Months Ended September 30,	Six Months Ended September 30,	Six Months Ended September 30,
Unaudited Statements of Operations	2010	2010	2010	2010
	(As Reported)	(As Restated)	(As Reported)	(As Restated)
Total revenues	$646,193	$646,193	$1,092,474	$1,092,474
Total cost of revenues	166,152	166,152	330,818	330,818
Gross profit	480,041	480,041	761,656	761,656
Total operating expenses	458,310	458,310	572,309	572,309
Total other expense	(521,088)	(621,088)	(521,752)	(621,752)
Net loss from continuing operations	(499,357)	(599,357)	(332,405)	(432,405)
Net loss from discontinued operations	(369)	(369)	(369)	(369)
Net loss	$(499,726)	$(599,726)	$(332,774)	$(432,774)
Net loss per share
Basic and diluted – continuing operations	$(0.00)	$(0.00)	$(0.00)	$(0.00)
Basic and diluted – discontinued operations	$(0.00)	$(0.00)	$(0.00)	$(0.00)
Weighted average shares	194,130,391	194,130,391	114,171,198	114,171,198

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sustainable Environmental Technologies Corporation

By:	/s/ Bob Glaser
Bob Glaser
Title:	Chief Executive Officer

Dated: April 29, 2011